UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Jersey Central Power & Light Company

(Exact name of Registrant as specified in its charter)

New Jersey	001-3141	21-0485010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Madison Avenue, Morristown, NJ 07962

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 25, 2026, Jersey Central Power & Light Company (the “Company” or “JCP&L”) filed a Registration Statement on Form S-4 (File No. 333-297033) (the “Form S-4”) with the Securities and Exchange Commission (“SEC”) that included a recast of the Company’s audited financial information as set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 18, 2026 (the “2025 Form 10-K”), due to a recent change in its segment reporting.

As previously disclosed, as of January 1, 2026, JCP&L made changes in how management evaluates operating performance and allocates resources. As a result of these changes, JCP&L reassessed its operating segments and determined that its operations are now managed as a single integrated business. Historically, JCP&L reported two operating segments, Distribution and Transmission. Accordingly, JCP&L changed its external segment reporting to present its results, including comparative periods, as a single reportable segment for the first quarter of 2026, and reclassified prior periods for comparability. There are no changes to JCP&L’s significant expenses, measure of profit or loss, or other segment items. Similarly, JCP&L’s goodwill reporting units were also changed to a single reporting unit as of January 1, 2026. The Company began to report under this revised reporting structure effective with the Quarterly Report on Form 10-Q for its fiscal year 2026 first quarter ended March 31, 2026, which was filed with the SEC on April 28, 2026.

The Form S-4 includes recast segment information in the following items of the 2025 Form 10-K to reflect the Company’s revised reporting structure: Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data. In addition, Note 18., “Subsequent Events (Unaudited)” of the Audited Financial Statements included in Part II, Item 8. Financial Statements and Supplementary Data contains disclosures representing subsequent events since the original issuance of JCP&L’s 2025 Form 10-K.

The information included in this Form 8-K is presented for informational purposes only in connection with the revised reporting structure described above and does not amend or restate the Company’s Audited Financial Statements, which were included in the 2025 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jersey Central Power & Light Company

Date: June 25, 2026	By:	/s/ Teresa Reed
	Name:	Teresa Reed
	Title:	Vice President, State Finance and Regulatory